UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 8, 2011

Feigeda Electronic Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53016	26-1357696 __________
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Building 66, Longwangmiao Industrial Park, Baishixia , Fuyong Street, Bao’an District,
Shenzhen City, Guangdong Province, P. R. China  518102
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    86-755-27759072

____________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On February 8, 2011, Feigeda Electronic Technology, Inc. (the “Company”) dismissed MaloneBailey LLP (“MaloneBailey”) as its independent registered public accounting firm.  The decision to change accountants was approved and ratified by the Company’s Board of Directors.

The Company engaged MaloneBailey to audit its financial statements for the year ended December 31, 2009. The report of MaloneBailey on the financial statements of the Company for the fiscal year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s fiscal years ended December 31, 2010 and 2009 and any subsequent interim period through the date of dismissal on February 8, 2011, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal year ended December 31, 2009.

The Company provided MaloneBailey with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that MaloneBailey furnish the Company with a letter addressed to the Commission stating whether or not MaloneBailey agrees with the foregoing statements. A copy of the letter from MaloneBailey to the Commission, dated March 3, 2011, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company engaged Crowe Horwath LLP (“Crowe Horwath”) as its independent registered public accounting firm as of February 28, 2011.  During the Company’s fiscal years ended December 31, 2010 and 2009 and through February 28, 2011, neither the Company, nor anyone acting on its behalf, consulted with Crowe Horwath regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from MaloneBailey LLP to the Securities and Exchange Commission dated March 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feigeda Electronic Technology, Inc.

Date: March 3, 2011	By:	/s/ Zuxi Wu
	Name:	Zuxi Wu
	Title:	Chief Executive Officer